                                                                 Exhibit 10.4(a)

                                 FIRST AMENDMENT
             CONTRACT FOR THE PURCHASE AND BARGAIN SALE OF PROPERTY

     THIS FIRST AMENDMENT TO CONTRACT FOR THE PURCHASE AND BARGAIN SALE OF PROPERTY (this "Amendment") is entered into this 10th day of February, 2003, by and between GLATFELTER PULP WOOD COMPANY, formerly known as The Glatfelter Pulp Wood Company, a Maryland corporation (the "Seller"), and THE CONSERVATION FUND, A NON-PROFIT CORPORATION ("TCF").

                                    RECITALS:

     A. The Seller and TCF entered into that certain Contract for the Purchase and Bargain Sale of Property dated as of December 16, 2002 (the "Contract") involving the purchase and sale of certain property containing approximately 25,568 acres situated in seven (7) counties within the State of Maryland, namely, Charles, Caroline, Dorchester, Somerset, St. Mary's, Wicomico, and Worcester Counties, all as more particularly described in the Contract (the "Property"); and

     B. The parties desire to amend the Contract to (i) confirm certain Exhibits intended to be incorporated within the Contract, (ii) extend the date of expiration of the Inspection Period (defined in Section 5(b) of the Contract), and (iii) amend other terms and provisions of the Contract as more particularly set forth below.

     NOW THEREFORE, for and in consideration of ONE DOLLAR ($1.00) and other good and valuable consideration, receipt and adequacy of which are hereby acknowledged, Seller and TCF hereby agree as follows:

     1. Extension of Inspection Period. Notwithstanding the terms of the Contract to the contrary, the Inspection Period is hereby extended and shall expire February 14, 2003.

     2. Incorporation of Exhibits B and F. The Exhibits attached to this Amendment as Exhibits A and B, respectively, are hereby incorporated into the Contract as Exhibits B and F as if originally made a part thereof.

     3. Extension on Deadline Date to Include Exhibit D. Notwithstanding the terms of the Contract to the contrary, the parties agree to confirm the terms and provisions of the Installment Note defined in Section 2(a) of the Contract and to be attached to the Contract as Exhibit D by the date set for Closing under the Contract.

     4. Incorporation of Recitals and Exhibits. The Recitals set forth above, and all exhibits referred to herein are incorporated into this Amendment by this reference.

     5. Ratification of Contract. All other terms and conditions in said Contract are hereby ratified and affirmed.

     IN WITNESS WHEREOF, the parties have set their hands and seals.

WITNESS:                                SELLER:
                                        GLATFELTER PULP WOOD COMPANY
                                        Formerly The Glatfelter Pulp Wood
                                        Company a Maryland corporation


/s/ Illegible                           BY: /s/ John R. Anke
                                            ------------------------------------
                                        Printed Name: John R. Anke
                                        Title: Treasurer
                                        Date: 2/10/03


                                        TCF:
                                        THE CONSERVATION FUND
                                        A NON-PROFIT CORPORATION


/s/ Illegible                           By: /s/ Jodi R. O'Day
                                            ------------------------------------
                                            Jodi R. O'Day
                                            Vice President and Regional Counsel
                                        Date: 2/6/03

                                    EXHIBIT A

        ATTACHED HERETO IS THE FINAL AGREED TO EXHIBIT B TO THE CONTRACT

             WHICH IS HEREBY INCORPORATED INTO THE CONTRACT BY THIS

                                    AMENDMENT

Exhibit B being incorporated into the Contract contains a total of 10 pages, exclusive of this cover sheet

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
CAROLINE COUNTY

                                                                                                           ACTUAL 2002-2003
GPW #   TRACT  MAP GRID PARCEL         AGREEMENT                   PARTY              DATE*  CONSIDERATION  AMT. COLLECTED
----- -------- --- ---- ------ ------------------------- -------------------------- -------- ------------- ----------------
101   Koch      29  23     19  Hunting Rights Agreements United Sportsmen            6/28/00   $6,180.00      $ 8,230.00
101   Koch      29  23     63
101   Koch      34   6      1
101   Koch      34  12      6
101   Koch      34  12      8
101   Koch      34  12      5
101   Koch      34  12      7
101   Koch      34  12     89
101   Koch      35  13      5
101   Koch      34  18      4
101   Koch*     34   5      2
101   Koch      34  23    121
101   Koch      35  19      6
101   Koch      34  23     50
101   Koch      34  23    120
101   Koch      38   5    110
101   Koch      34  24     54
103   Bradley   41  14     23  Hunting Rights Agreements Hog Creek Hunt Club         6/28/00   $  610.00      $   770.00
111   Howard    22   1      2  Hunting Rights Agreements Bayside Hunt Club            6/2/00   $1,110.00      $ 1,400.00
111   Howard    17  19      6
113   Collins   55  15     43  Hunting Rights Agreements Bushwackers                 3/22/00   $  190.00      $   260.00
116   Apex      48         89  Hunting Rights Agreements Pine Town Hunt Club          3/9/96   $  220.00      $   380.00
137   Chopt#1   18  23     85  Hunting Rights Agreements Whitetail Hunting Club      6/21/00   $  850.00      $ 1,080.00
137   Chopt#1   18  22     59
137   Chopt#1   18  23     58
137   Chopt#1   23   4     58
137   Chopt#1   23   4     98
137   Chopt#1   23   4     59
138   Chopt#2   23   5    103  Hunting Rights Agreements Whitetail Hunting Club      6/21/00   $  610.00      $   760.00
138   Chopt#2   23   6     19
138   Chopt#2   23  12     20
152   Long Swp  55   9     44  Hunting Rights Agreements Daniel D. Clark/Bushwacker  3/22/00   $  270.00      $   340.00
                                                                                                              ----------
                                                                                                    Total:    $13,220.00

* All hunting rights effective July 1 of year signed through June 30 of following year

* ALL TRACTS IN ALL COUNTIES
   ARE ENROLLED IN FOREST
      CONSERVATION AND
    MANAGEMENT AGREEMENTS
     FOR TAX ASSESSMENT
          PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
CHARLES COUNTY

                                                                                                                ACTUAL 2002-2003
GPW #      TRACT     MAP GRID PARCEL         AGREEMENT                  PARTY              DATE*  CONSIDERATION  AMT. COLLECTED
----- -------------- --- ---- ------ ------------------------ -------------------------- -------- ------------- ----------------
   3  Gross, Reid     35  18     59  Hunting Rights Agreement La Plata Hunt Club          8/10/95   $  650.00      $   930.00
   8  Mansion Hall    52  10      6  Hunting Rights Agreement Bulls Eye Hunting Club     12/31/96   $5,300.00      $ 5,830.00
   8  Mansion Hall    52   1     49
   8  Mansion Hall    52  13     10
   9  Belmont         52  16      7  Hunting Lease            Belmont WMA                  7/1/01   $2,050.00      $ 2,250.00
  10  Rison           70             Hunting Rights Agreement Christian M. Phillips       7/23/98   $  700.00      $   890.00
  11  Tayloe Neck     70   5      0  Hunting Rights Agreement J&D Masonry                 9/25/00   $2,450.00      $ 2,820.00
  11  Tayloe Neck                    Hunting Rights Agreement Sur-Shot Hunt Club           7/1/01   $2,600.00
  12  Hard Frost      29  17      3  Hunting Rights Agreement Anthony C. Wolfe             7/6/95   $1,120.00      $ 1,640.00
  13  G. Thompson     30  14     86  Hunting Lease            Jeffrey S. Gibson            7/1/01   $2,000.00      $ 2,200.00
  14  Larsen          31  13     32  Hunting Rights Agreement Edgewood Fish & Game Club    7/1/98   $1,300.00      $ 1,560.00
  15  Double Trouble  30  17    120  Hunting Rights Agreement Double Trouble Hunt Club     7/6/95   $3,350.00      $ 3,690.00
  15  Double Trouble  31  24     78
  17  Thee             1  22    250  Hunting Rights Agreement Game Busters Hunting Club   7/25/95   $1,160.00      $ 1,530.00
                                                                                                                   ----------
                                                                                                         Total:    $23,340.00

* All hunting rights effective July 1 of year signed through June 30 of following year

   * ALL TRACTS IN ALL
COUNTIES ARE ENROLLED IN
 FOREST CONSERVATION AND
  MANAGEMENT AGREEMENTS
   FOR TAX ASSESSMENT
        PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
DORCHESTER COUNTY

                                                                                                   ACTUAL 2002-2003
GPW #   TRACT   MAP GRID PARCEL         AGREEMENT               PARTY         DATE*  CONSIDERATION  AMT. COLLECTED
----- --------- --- ---- ------ ------------------------ ------------------ -------- ------------- ----------------
 100  Thomas     34  17     19  Hunting Rights Agreement White Stag H.C.     6/27/00   $  670.00       $  750.00
 100  Thomas     34  23     11
 100  Thomas     34  23     63
 100  Thomas     45   5     42                                                                         $2,430.00
 105  DeWolfe    74  18     31  Hunting Rights Agreement Essex Six Shooters  5/20/96   $1,290.00       $1,940.00
 105  DeWolfe    75  13      6
 112  Hackett    32  11    163  Hunting Rights Agreement Childs Hunt Club     6/3/00   $  750.00       $  940.00
 112  Hackett    32  12     14  Hunting Rights Agreement Harris Hunt Club    6/26/95   $  980.00       $1,520.00
 112  Hackett    32  12    139
 115  Lee Jones  60   4     46  Hunting Rights Agreement 10 Shot Hunt Club   6/14/96   $  280.00       $  400.00
 140  Wheatley    7  15     58  Hunting Rights Agreement Wehner Hunt Club    6/12/01   $  390.00       $  390.00
                                                                                                       ---------
                                                                                            Total:     $8,370.00

* All hunting rights effective July 1 of year signed through June 30 of following year

   * ALL TRACTS IN ALL
COUNTIES ARE ENROLLED IN
 FOREST CONSERVATION AND
  MANAGEMENT AGREEMENTS
   FOR TAX ASSESSMENT
        PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
ST. MARY'S COUNTY

                                                                                                  ACTUAL 2002-2003
GPW # TRACT MAP GRID PARCEL         AGREEMENT                PARTY           DATE*  CONSIDERATION  AMT. COLLECTED
----- ----- --- ---- ------ ------------------------ --------------------- -------- ------------- ----------------
  4   Salem  42  13    64   Hunting Rights Agreement Swill River Hunt Club  8/5/98    $3,000.00       $4,650.00
                                                                                                      ---------
  4   Salem  49   5    67                                                                  Total:     $4,650.00

* All hunting rights effective July 1 of year signed through June 30 of following year

  * ALL TRACTS IN ALL
 COUNTIES ARE ENROLLED
IN FOREST CONSERVATION
    AND MANAGEMENT
  AGREEMENTS FOR TAX
  ASSESSMENT PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
SOMERSET COUNTY

                                                                                                          ACTUAL 2002-2003
GPW #    TRACT    MAP GRID PARCEL         AGREEMENT                 PARTY           DATE*   CONSIDERATION  AMT. COLLECTED
----- ----------- --- ---- ------ ------------------------ ---------------------- --------- ------------- ----------------
102   Diament      48  18     17  Hunting Rights Agreement R&R&D (Illegible) Club 8/20/96     $  110.00       $  530.00
102   Diament      48  24     22
103   Diament      43  23     23
104   Diament      48  24     24
104   Packer       34  20     39  Hunting Rights Agreement Southern Hunt Club      6/4/00     $1,050.00       $1,320.00
105   Packer       34  19     14
105   Hamlet       15   1    170  Hunting Rights Agreement (Illegible) Hunt Club  6/20/00     $1,560.00       $1,920.00
106   Hamlet       15   2    449
106   Hamlet        9  19     49
107   Tilghman      6  13      1  Hunting Rights Agreement (Illegible) Hunt Club  6/20/96     $  390.00       $  620.00
109   Whittington  25  10     47  Hunting Rights Agreement (Illegible) Hunt Club  6/27/00     $  510.00       $  630.00
110   Wagenberg     3  24     18  Hunting Rights Agreement (Illegible)            6/28/00     $4,090.00       $5,160.00
110   Wagenberg     3  24     62
110   Wagenberg     3  24     64
110   Wagenberg     3  24     67
110   Wagenberg     3  24     68
110   Wagenberg     3  24     71
110   Wagenberg     3  24     72
110   Wagenberg     4  19      5
110   Wagenberg     4  19      7
110   Wagenberg     4  19     16
110   Wagenberg     8  12    245
110   Wagenberg     9   3      1
110   Wagenberg     9   1      6
110   Wagenberg     9   2      7
110   Wagenberg     9   7     10
110   Wagenberg     9   1     18
110   Wagenberg     9   1     32
110   Wagenberg     9   2     54
110   Wagenberg     9   1     60
110   Wagenberg     9   2     68
110   Wagenberg     9   1     72
110   Wagenberg     9   8     73
118   Matthews     58         85  Hunting Rights Agreement Buck & Bear Hunt Club  6/28/00     $  650.00       $  810.00
118   Matthews     58        108
119   Kingston     49   5    120  Hunting Rights Agreement (Illegible) Hunt Club  6/20/00     $  680.00       $  350.00
120   Bowland      42   6    104  Hunting Rights Agreement (Illegible) Hunt Club   7/1/00     $  900.00       $1,130.00
120   Bowland      42   5    119
121   Laws          5  11     12  Hunting Rights Agreement Members Only Hunt Club 6/20/96     $1,470.00       $2,520.00
121   Laws          5   5     36
121   Laws          5   6     97
123   Greenhill    41   4     23  Hunting Rights Agreement (Illegible) Hunt Club   7/3/97     $  430.00       $  680.00
123   Greenhill    41   4    171
124   Evans         8  20    260  Hunting Rights Agreement (Illegible)            10/1/00     $  330.00       $  330.00
127   Theis        59  13     78  Hunting Rights Agreement (Illegible) Hunt Club   6/6/00     $  670.00       $  840.00
128   Turner       65  15    222  Hunting Rights Agreement (Illegible) Hunt Club   5/6/00     $  230.00       $  230.00
131   Moseman      41  19    147                                                                              $  390.00

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
SOMERSET COUNTY

                                                                                                      ACTUAL 2002-2003
GPW #     TRACT     MAP GRID PARCEL         AGREEMENT              PARTY         DATE*  CONSIDERATION  AMT. COLLECTED
----- ------------- --- ---- ------ ------------------------ ----------------- -------- ------------- ----------------
134   Jamestown      39  12     11  Hunting Rights Agreement ?                  6/20/00   $   290.00      $  360.00
134   Jamestown      40  13     13
139   Yaggi          49   1     88  Hunting Rights Agreement ?                  10/9/00   $   400.00      $  400.00
149   Arden Station  33   9      6  Hunting Rights Agreement ?                        ?   $   380.00      $  650.00
149   Arden Station  33  15     19                           ?
151   Barnes         14   2    159  Hunting Rights Agreement ?                  6/27/00   $   330.00      $  410.00
153   Corbin         58  15     91  Hunting Rights Agreement ?                  6/20/00   $   130.00      $  120.00
154   Lovers Lane    49  20    101  Hunting Rights Agreement David Johnson       7/1/00   $   180.00              ?
154   Lovers Lane    49  14    105
156   Waters         21   6      9  Hunting Rights Agreement Michael K Mullins        ?   $11,000.00      $1,260.00
156   Waters         21   6    140
157   Eel Pot        14  19    173  Hunting Rights Agreement ?                        ?   $   380.00      $  280.00
158   Deal Island    14  20     57  Hunting Rights Agreement ?                        ?   $   500.00      $  630.00
159   Deal Island    22   2    244
160   Fooks          25   6     62  Hunting Rights Agreement ?                        ?   $   600.00      $  740.00
161   Austin         23   1     29  Hunting Rights Agreement ?                  6/27/00   $   198.00              ?
164   Ridge          15   4    125  Hunting Rights Agreement ?                  6/21/00   $   190.00              ?
165   Harris          9   3     70  Hunting Rights Agreement ?                  6/27/00   $   190.00      $  160.00
167   Bounds         14  19      1  Hunting Rights Agreement ?                        ?   $   300.00      $  170.00
167   Bounds         14  19     90
171   Willard        39   5    178  Hunting Rights Agreement ?                        ?            ?      $1,040.00
171   Willard        39   5    178
173   Flower Hill     5  10    107  Hunting Rights Agreement ?                        ?   $ 1,870.00      $  160.00
176   Molley Mills   16  20     69  Hunting Rights Agreement ?                  5/23/01   $   570.00      $  570.00
176   Molley Mills   16  20    156
177   Sally Hawkins  16   2      2  Hunting Rights Agreement ?                  8/28/01   $ 1,870.00      $1,160.00
177   Sally Hawkins  16   8     24  Hunting Rights Agreement ?                  5/25/01   $   300.00              ?
177   Sally Hawkins  16   9     54  Hunting Rights Agreement ?                        ?            ?              ?
177   Sally Hawkins  16   9     56
177   Sally Hawkins  16   8     57
177   Sally Hawkins  16  14     73
177   Sally Hawkins  16  14     84
177   Sally Hawkins  16  14     86
177   Sally Hawkins  16  14    172
177   Sally Hawkins  16   8    240
178   Pine Pole      15   9      3  Hunting Rights Agreement ?                  7/11/96   $ 1,890.00      $3,230.00
178   Pine Pole      15   7     68
178   Pine Pole      15   8    121
178   Pine Pole      15   8    123
178   Pine Pole      15   8    175
178   Pine Pole      15   7    176
178   Pine Pole      15   7    177
178   Pine Pole      15   8    232
178   Pine Pole       5  10    107
180   Ruark          66  11    108  Hunting Rights Agreement ?                        ?   $   163.00      $  190.00
180   Ruark          66  11    109
182   Sea Tick        5  24    108  Hunting Rights Agreement ?                  6/20/00   $ 1,080.00      $1,350.00

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
SOMERSET COUNTY

                                                                                                               ACTUAL 2002-2003
GPW #       TRACT       MAP GRID PARCEL         AGREEMENT                PARTY           DATE*   CONSIDERATION  AMT. COLLECTED
----- ----------------- --- ---- ------ ------------------------- ------------------ ----------- ------------- ----------------
181   Sea Tick           10  11     23  Hunting Rights Agreement  Shorpine Hunt Club    7/3/96     $ 6,520.00     $12,590.00
182   Sea Tick           10   5     39
182   Sea Tick           10  12     40
183   Sea Tick           10  17     41
183   Sea Tick           10  11     42
182   Sea Tick           10   6     45
182   Sea Tick           10  11     93
183   Sea Tick           10   4     99
183   Sea Tick           11  14      5
183   Sea Tick           11   2     11
183   Sea Tick           11   7     13
183   Sea Tick           11   7     14
183   Sea Tick           11  13     15
182   Sea Tick           11  14     16
182   Sea Tick           11   8     18
182   Sea Tick           11   7     20
182   Sea Tick           11  15     21
182   Sea Tick           11  14     22
182   Sea Tick           11   8     25
182   Sea Tick           11   5     51
183   Sea Tick           11   8     57
187   Beauchamp          32   7    188  Hunting Rights Agreement  David Johnson         7/1/00     $   510.00     $   770.00
187   Beauchamp          32   1    213  minerals rights           Koopers Company    1/82 (Liber          n/a            n/a
                                           reservation                                330, Folio
                                           (1/2 interest)                                806)
187   Beauchamp          32   7    228
188   LankFord-Anderson  10  18     25  Hunting Rights Agreement  (Illegible) Hund     6/20/00     $   740.00     $   920.00
                                           Reservation of mineral    Club
                                           rights (1/2 interest)  Koopers Company    1/82 (Liber          n/a            n/a
                                                                                      330, Folio
                                                                                         806)
193   Bramley            10   8     31  Hunting Rights Agreement  Jack A. Brambley     9/18/96     $   100.00     $   120.00
194   Marshall           40         95  Hunting Rights Agreement  BCPD Hunt Club       6/20/00     $   130.00     $   150.00
196   Woodcock            5  20    157  Hunting Rights Agreement  Wilson Davis         11/1/01     $ 1,710.00     $ 1,710.00
196   Woodcock            5        157  PCS Site Agreement        APC Realty & Equip
                                                                     Co. (Illegible)               $19,990.00
                                                                                                                  ----------
      Kingston           49  10    119                                                                  Total     $51,900.00

* All hunting rights effective July 1 of year signed through June 30 of following year

 * ALL TRACTS IN ALL
    COUNTRIES ARE
 ENROLLED IN FOREST
  CONSERVATION AND
     MANAGEMENT
 AGREEMENTS FOR TAX
 ASSESSMENT PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
WICOMICO COUNTY

                                                                                                                  ACTUAL 2002-2003
GPW #       TRACT      MAP GRID PARCEL             AGREEMENT              PARTY            DATE*    CONSIDERATION  AMT. COLLECTED
----- ---------------- --- ---- ------ ------------------------- ---------------------- ----------- ------------- ----------------
117   Wimbrow           60  11      3  Hunting Rights Agreement  Sadler Hunt Club         6/26/96     $1,330.00       $2,380.00
122   Travers           64  11     15  Hunting Rights Agreement  Stag Hunt Club           6/20/00     $1,230.00       $1,530.00
122   Travers           64   3     21
122   Travers           64   5     40
122   Travers           64   5     42
122   Travers           64   5     46
122   Travers           64   5     47
122   Travers           64   5     66
122   Travers           64   5    122
122   Travers           64   5    124
122   Travers           64  11    125
122   Travers           64   5    198
125   Johnson           60  16     10  Hunting Rights Agreement
125   Johnson           60  16     10  Hunting Rights Agreement
125   Johnson           60  16     10  Hunting Rights Agreement
125   Johnson           60  14     32
129   Cappy              3  19    127  Hunting Rights Agreement  Robbins Hunt Club        3/24/00     $  180.00       $  230.00
129   Cappy              6   1     56  Hunting Rights Agreement  K-C Hunt Club            6/21/00     $1,190.00       $1,500.00
129   Cappy              6   2     57
130   Hodson            50   5     93  Hunting Rights Agreement  Buck & Doe Hunt Club     6/27/00     $1,180.00       $1,490.00
130   Hodson            51   1    206
132   Hastings          20   7     42  Hunting Rights Agreement  Fat Boys Hunt Club       6/13/00     $1,310.00       $1,640.00
132   Hastings          20   8    120
141   Wells             61   6     37  Hunting Rights Agreement  Bayfront Sports Club     6/14/00     $  410.00       $  510.00
143   Dennis            27  23     55  Hunting Rights Agreement  New Delaware Sportsman   6/22/00     $  470.00       $  590.00
145   Hammond           21  17     25  Hunting Rights Agreement  Robert Hall             10/14/02     $1,010.00       $1,010.00
148   Rich Hall         23   3     50  Hunting Rights Agreement  Davis Hunt Club          6/27/00     $  400.00       $  490.00
155   Lilly             35   2     52  Hunting Rights Agreement  B.S. Hunt Club            5/5/00     $  520.00       $  650.00
159   Cooper            56  20    216  Hunting Rights Agreement  Over Here Hunt Club      8/12/02     $  400.00       $  400.00
163   Allen             57  15    288  Hunting Rights Agreement  Bill Hall                6/14/00     $  260.00       $  320.00
169   Outten            59  23     91  Hunting Rights Agreement  William R. Lewis         6/27/00     $  400.00       $  490.00
169   Outten            59  22     99
172   Bethards          68          9  Hunting Rights Agreement  The Good, The Bad &      6/27/96     $  290.00       $  490.00
                                                                    The Ugly Hunt Club
179   Kings Misfortune  44   5    216  Hunting Rights Agreement  Trojan Hunt Club         6/26/00     $  460.00       $  580.00
181   Morris            51   8    198  Hunting Rights Agreement  Outlaws Hunt Club        3/28/96     $  270.00       $  470.00
183   Ward              45   3      6  Hunting Rights Agreement  West Side Hunt Club      6/27/00     $1,850.00       $2,330.00
183   Ward              45  15     41  Reservation of mineral    Koppers Co.            1/82 (liber         n/a             n/a
                                          rights (1/2 interest)                          969 Folio
                                                                                            106)
184   Banks             56  15     93  Hunting Rights Agreement. Nichols Hunt Club        7/22/96     $  470.00       $  800.00
                                          Reservation of mineral Koppers Co.            1/82 (liber         n/a             n/a
                                          rights (1/2 interest)                          969 Folio
                                                                                            106)
185   Senkbell          55  21    108  Hunting Rights Agreement  Stag Hunt Club           6/27/00     $  570.00       $  710.00
185   Senkbell          65   3      1  Reservation of mineral    Koppers Co.            1/82 (liber         n/a             n/a
                                          rights (1/2 interest)                          969 Folio
                                                                                            106)
185   Senkbell          65   4    153
186   Ellis             35   4     45  Hunting Rights Agreement  Billy Cropper            6/14/00     $  570.00       $  710.00
186   Ellis             35         46  Reservation of mineral    Koppers Co.            1/82 (liber         n/a             n/a
                                          rights (1/2 interest)                          969 Folio
                                                                                            106)
190   Nelson             8   3     49  Hunting Rights Agreement  Thomas Lambrose, Jr.     6/27/00     $  460.00       $  580.00

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
WICORNICO COUNTY

                                                                                                     ACTUAL 2002-2003
GPW #    TRACT   MAP GRID PARCEL         AGREEMENT                PARTY         DATE*  CONSIDERATION  AMT. COLLECTED
----- ---------- --- ---- ------ ------------------------ -------------------- ------- ------------- ----------------
192   McMichael   34  17     15  Hunting Rights Agreement Mortomer Hunt Club   6/20/96    $210.00       $   350.00
195   Raynor      65   2     18  Hunting Rights Agreement T&B Hunt Club        5/31/01    $290.00       $   290.00
195   Raynor      65   2     19  Hunting Rights Agreement
195   Raynor      65   3     97
195   Raynor      65   7    125
195   Raynor      65   7     16
                                                                                                        ----------
                                                                                              Total:    $20,440.00

* All hunting rights effective July 1 of year signed through June 30 of following year

   * ALL TRACTS IN ALL
COUNTIES ARE ENROLLED IN
 FOREST CONSERVATION AND
  MANAGEMENT AGREEMENTS
   FOR TAX ASSESSMENT
        PURPOSES

EXHIBIT B
CONTRACT BETWEEN GLATFELTER AND THE CONSERVATION FUND
LIST OF LEASES
WORCESTER COUNTY

                                                                                                              ACTUAL 2002-2003
GPW #    TRACT   MAP GRID PARCEL         AGREEMENT                    PARTY              DATE*  CONSIDERATION  AMT. COLLECTED
----- ---------- --- ---- ------ ------------------------ ---------------------------- -------- ------------- ----------------
108   Carter      32  17     18  Hunting Rights Agreement Horn Hunters                  6/28/00   $  520.00      $   650.00
114   Ewing       46   2    121  Hunting Rights Agreement Red Wolf Hunt Club            4/28/96   $  370.00      $   620.00
125   Johnson     37   8     34  Hunting Rights Agreement Burnt Pine Hunt Club          6/28/00   $5,970.00      $ 7,530.00
125   Johnson     37   8     34  Hunting Rights Agreement Hancock Hunt Club              4/5/00   $  390.00      $   470.00
125   Johnson     37   3     38  Hunting Rights Agreement Massey Hunt Club              6/24/00   $  630.00      $ 1,060.00
125   Johnson     37   4     39
125   Johnson     37  10     53
126   Furnace     54   2      3  Hunting Rights Agreement Baltimore Hunt Club           6/21/00   $2,870.00      $ 3,620.00
133   Cropper     49  13     70  Hunting Rights Agreement Investment Hunt Club           7/1/00   $2,490.00      $ 3,130.00
135   Hudson      30  23     15  Hunting Rights Agreement Evergreen Red & Gun Club      6/20/00   $1,410.00      $ 1,780.00
142   Selby       94  16      1  Hunting Rights Agreement Trophy Trackers Hunting Club  6/26/96   $  720.00      $ 1,230.00
144   Godfrey     46   4     42  Hunting Rights Agreement Mount Olive Hunt Club         6/25/96   $1,360.00      $ 2,330.00
146   Almshouse   55   1     39  Hunting Rights Agreement Parks Hunt Club               6/27/00   $1,420.00      $ 1,770.00
146   Almshouse
147   Mason       78  14     16  Hunting Rights Agreement Edgewood Backwoodsmen         6/26/96   $1,310.00      $ 2,240.00
147   Mason       78  14     17
147   Mason       78  19     86
150   Birch       34  16     22  Hunting Rights Agreement McCafe Hunt Club              6/24/96   $  300.00      $   500.00
162   Zenger      44  16     34  Hunting Rights Agreement Peek Hunt Club                7/10/00   $  130.00      $   150.00
166   Dickerson   46  24     19  Hunting Rights Agreement Royal Hunt Club                6/5/00   $1,790.00      $ 2,250.00
166   Dickerson   46  23     31
168   Porter      45   1      2  Hunting Rights Agreement ?????                         6/27/96   $  210.00      $   360.00
168   Porter      45   1     24  Hunting Rights Agreement ?????                         6/30/98   $  320.00      $   540.00
172   Bethards    35         43  Hunting Rights Agreement
174   Necedum Swp 44  12     30  Hunting Rights Agreement Pioneer Sportsmen Association 9/30/12   $  830.00      $   830.00
175   Stevenson   61   6     22  Hunting Rights Agreement ?????                         6/27/00   $  120.00      $   130.00
189   Todd        46  11      9  Hunting Rights Agreement Lucky 7 Sportsmen             6/27/00   $  430.00      $   540.00
191   Byrd        84  11     16  Hunting Rights Agreement ?????                         5/22/96   $  580.00      $   990.00
191   Byrd        84  11     16
191   Byrd        84  10     85
197   Scotland    64  12     61  Hunting Rights Agreement 4100 Sportsman Club            7/2/96   $1,530.00      $ 2,610.00
                                                                                                                 ----------
                                                                                                       Total:    $35,320.00

* All hunting rights effective July 1 of year signed through June 30 of following year

   * ALL TRACTS IN ALL
 COUNTIES ARE ENROLLED IN
 FOREST CONSERVATION AND
MANAGEMENT AGREEMENTS FOR
 TAX ASSESSMENT PURPOSES

                                    EXHIBIT B

                          ATTACHED HERETO IS EXHIBIT F

        ATTACHED HERETO IS THE FINAL AGREED TO EXHIBIT F TO THE CONTRACT

             WHICH IS HEREBY INCORPORATED INTO THE CONTRACT BY THIS

                                    AMENDMENT

Exhibit F being incorporated into the Contract contains a total of one page, exclusive of this cover page

                                    EXHIBIT F

                                   UNIT PRICES

         ITEM NO. 3 OF EXHIBIT F TO BE COMPLETED AND AGREED TO BY SELLER
                          AND TCF BY DECEMBER 31, 2002

1.   Pine Pulpwood Clearcut:   $5.67/ton

2.   Pine Pulpwood Thinning:   $3.80/ton

3.   Sawtimber:                $90/mbf + 90% of delivered price in excess of
                               $200/mbf. 55% to Glatfelter Pulp Wood and 45% to
                               The Forestland Group, of delivered price $200/mbf
                               or less.